UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2008

TERCICA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50461	26-0042539
(Commission File Number)	(IRS Employer Identification No.)

2000 Sierra Point Parkway, Suite 400

Brisbane, California 94005

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 624-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Agreement and Plan of Merger

On June 4, 2008, Tercica, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Beaufour Ibsen Pharma, a société par actions simplifiée organized under the laws of France (“Parent”), and Tribeca Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). Certain affiliates of Parent hold an aggregate of approximately 25.3% of the Company’s outstanding common stock. Under the terms of the Merger Agreement and subject to the satisfaction or waiver of the conditions therein, Parent will acquire, through the merger of Merger Sub with and into the Company (the “Merger”), all of the outstanding common stock of the Company not already held by Parent or its affiliates. As a result of the Merger, the Company will become a subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), each outstanding share of common stock of the Company, other than shares owned by Parent, Merger Sub or their respective affiliates, or by any stockholders who are entitled to and properly exercise appraisal rights under Delaware law, will be converted into the right to receive $9.00 per share in cash.

The Merger Agreement and the Merger were unanimously approved by the Company’s Board of Directors following recommendation and approval by a special committee of the Company’s Board of Directors comprised of three independent non-employee directors. The special committee was advised by independent legal and financial advisors.

The obligations of the parties to consummate the Merger are conditioned upon, among other things, the adoption of the Merger Agreement by the stockholders of the Company, regulatory approvals and other customary closing conditions.

In connection with the execution of the Merger Agreement, certain stockholders of the Company, including certain officers and members of the Company’s Board of Directors, entered into voting agreements pursuant to which they have agreed to, among other things, vote in favor of the adoption of the Merger Agreement (such agreements, the “Voting Agreements”).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or Parent. The Merger Agreement contains representations and warranties the parties thereto made to and solely for the benefit of each other. The assertions embodied in those representations and warranties are qualified by information in a confidential disclosure letter that the Company delivered in connection with signing the Merger Agreement. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Merger Agreement and are modified in important part by the underlying disclosure letter. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

On June 4, 2008, the Company issued a press release regarding the execution of the Merger Agreement. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information about the Merger and Where to Find It

The Company plans to file a proxy statement with the Securities and Exchange Commission relating to a solicitation of proxies from its stockholders in connection with a special meeting of stockholders of the Company to be held for the purpose of voting on the adoption of the merger agreement relating to the proposed transaction. The Company and Parent also intend to file a transaction statement on Schedule 13E-3 with the SEC relating to the Merger. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION,

SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, TRANSACTION STATEMENT ON SCHEDULE 13E 3 AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, transaction statement on Schedule 13E-3 and other relevant materials, and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Tercica may obtain free copies of the documents filed with the SEC by contacting the Company’s Investor Relations department at (650) 624-4992 or Investor Relations, Tercica, Inc., 2000 Sierra Point Parkway, Suite 400, Brisbane, California 94005. You may also read and copy any reports, statements and other information filed by Tercica with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the proposed transaction. A list of the names of the Company’s executive officers and directors, and a description of their respective interests in the Company, are set forth in the proxy statement for the Company’s 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2008, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

If and to the extent that executive officers or directors of the Company will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of such benefits will be described in the proxy statement and security holders may obtain additional information regarding the interests of the Company’s executive officers and directors in the proposed transaction by reading the proxy statement when it becomes available.

Forward-Looking Statements

This Current Report and the exhibits furnished herewith contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding expectations as to the completion of the Merger and the other transactions contemplated by the Merger Agreement. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the ability of the parties to the Merger Agreement to satisfy the conditions to closing specified in the Merger Agreement. More information about the Company and other risks related to the Company are detailed in the Company’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2007, and its quarterly reports on Form 10-Q and current reports on Form 8-K as filed with the SEC. The Company does not undertake an obligation to update forward-looking statements.

ITEM 3.03.	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On June 4, 2008, the Company entered into an Amendment No. 1 to Rights Agreement, by and between Computershare Trust Company, N.A. (the “Rights Agent”) and the Company (the “Amendment”). The Amendment amends the terms of the Rights Agreement, dated as of October 13, 2006, by and between the Company and the Rights Agent (the “Rights Agreement”). The Amendment was entered into in order to prevent the Merger Agreement, the Voting Agreements, the Merger or the consummation of any other transactions contemplated by the Merger Agreement or the Voting Agreements from triggering the distribution and/or exercise of the Rights (as defined in the Rights Agreement). The Amendment provides that, among other things, (i) no Distribution Date (as defined in the Rights Agreement), no Transaction (as defined in the Rights Agreement) and no Shares Acquisition Date (as defined in the Rights Agreement) will be deemed to have occurred as a result of, among other things, the approval, execution and delivery of the Merger Agreement or the Voting Agreements, or the consummation of the Merger or any other transactions contemplated thereby; (ii) no party to the Merger Agreement or the Voting Agreements (including such party’s affiliates and associates) will be or become an Acquiring Person (as defined in the Rights Agreement) or an Interested Party (as defined in the Rights Agreement) as a result of, among other things, the approval, execution and delivery of the Merger Agreement or the Voting Agreements, or the consummation of the Merger or any other transactions contemplated thereby; and (iii) the Rights will expire and the Final Expiration Date (as defined in the Rights Agreement) will occur, immediately prior to the Effective Time.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Beaufour Ibsen Pharma, Tribeca Acquisition Sub and the Company, dated as of June 4, 2008.

4.1	Amendment No. 1 to Rights Agreement, dated as of June 4, 2008, by and between Computershare Trust Company, N.A. and the Company

99.1	Press Release issued June 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Tercica, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tercica, Inc.

Dated: June 4, 2008	By:	/s/ Stephen N. Rosenfield
Stephen N. Rosenfield
Executive Vice President of Legal Affairs

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Beaufour Ibsen Pharma, Tribeca Acquisition Sub and the Company, dated as of June 4, 2008.

4.1	Amendment No. 1 to Rights Agreement, dated as of June 4, 2008, by and between Computershare Trust Company, N.A. and the Company

99.1	Press Release issued June 4, 2008.